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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 19, 2007

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




    Delaware                      1-12387                         76-0515284
(State or other                (Commission                     (I.R.S. Employer
jurisdiction of                File Number)                   of Incorporation
 incorporation                                               Identification No.)
or organization)


     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 7.01 REGULATION FD DISCLOSURE.

         On February 19, 2007, Tenneco Inc. announced that Ulrich Mehlmann, vice president and general manager, Europe original equipment emission control, is leaving the company, effective February 28, 2007, to pursue a new opportunity within the industry. Josep Fornos, vice president and general manager, Europe original equipment ride control, will replace Mr. Mehlmann. Karel Van Bael, executive director, operations, ride control, Europe, will serve as interim general manager of the European original equipment ride control business while Tenneco conducts a search -- which will include internal and external candidates -- for Mr. Fornos' replacement.

         A copy of the company's press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
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99.1               Press release dated February 19, 2007




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TENNECO INC.


Date:    February 20, 2007                        By: /s/ Kenneth R. Trammell
                                                     ---------------------------
                                                     Kenneth R. Trammell
                                                     Executive Vice President
                                                     and Chief Financial Officer